UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

September 26, 2017

Date of report (Date of earliest event reported)

Bergio International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-150029	27-1338257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Daniel Road E., Fairfield, NJ 07004

(Address of Principal Executive Offices) (Zip Code)

(973) 227-3230

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of  the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]

Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01

Changes in Registrant’s Certifying Accountant.

(a)

Previous Independent Registered Public Accounting Firm

Effective September 26, 2017, KLJ & Associates, LLP (“KLJ”) effectively resigned as Bergio International, Inc.’s (the “Company”) independent registered public accounting firm.

KLJ’s report on the financial statements for the fiscal years ended December 31, 2015 and 2016, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that the report contained a modification to the effect that there was substantial doubt as to the Company’s ability to continue as a going concern. During the fiscal years ended December 31, 2015 and 2016, and through September 26, 2017, there were no disagreements with KLJ on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KLJ, would have caused it to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2015 and 2016, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the above disclosures to KLJ and requested KLJ to provide it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not KLJ agrees with the above disclosures. A copy of KLJ’s letter, dated September 28, 2017 confirming its agreement with the disclosures in this Item 4.01 is attached as Exhibit 16.1 to this Form 8-K.

(b)

New Independent Registered Public Accounting Firm

Effective September 26, 2017, the board of directors of the Company approved the engagement of Sadler, Gibb & Associates, LLC (“SGA”), as the Company’s new independent registered public accounting firm.

During the fiscal years ended December 31, 2015 and 2016, and the subsequent interim period prior to the engagement of SGA, the Company has not consulted SGA regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Letter from KLJ & Associates, LLP dated September 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 28, 2017

DEWMAR INTERNATIONAL BMC, INC.

By: /s/ Berge Abajian

      Name: Berge Abajian

      Title: Chief Executive Officer

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